UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2013 (November 13, 2013)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9112 Spectrum Center Boulevard, San Diego, California 92123

(Address of principal executive offices, including zip code)

(858) 571-5555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 13, 2013, we issued a press release announcing our financial results for our first fiscal quarter ended September 30, 2013. In connection with the press release, we conducted an investor conference call on November 13, 2013 at 5:00 p.m. ET (2:00 p.m. PT) to discuss the financial results of the first quarter of our 2014 fiscal year. A transcript of the conference call is furnished as Exhibit 99.1 hereto (the “Transcript”).

The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 7.01	Regulation FD Disclosure

Please see the disclosure set forth under “Item 2.02 Results of Operations and Financial Condition.”, which is incorporated by reference into this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01	Other Events

Please see the disclosure set forth under “Item 2.02 Results of Operations and Financial Condition.”, which is incorporated by reference into this Item 8.01.

The information in this Item 8.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Important Additional Information About this Transaction

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Tandberg Data Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Tandberg”) by Overland and the associated issuance of shares of common stock in connection therewith. In connection with the proposed acquisition, the Company filed a form 8-K on November 1, 2013 describing the proposed acquisition, and intends to file additional relevant materials with the SEC, including Overland’s proxy statement on Schedule 14A. STOCKHOLDERS OF OVERLAND ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING OVERLAND’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Overland’s stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Overland. Such documents are not currently available.

The Company and its directors and executive officers, Tandberg and its directors and executive officers, and Cyrus Capital Partners, L.P. and its directors and executive officers and certain of its affiliates may be deemed to be participants in the solicitation of proxies from the holders of common stock of the Company in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s Annual Meeting of Shareholders held on June 18, 2013, which was filed with the Commission on May 17, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements that involve risks, uncertainties, and assumptions that are difficult to predict. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties including, without limitation, unforeseen changes in the course of the Company’s business or Tandberg’s business; any increase in the Company’s cash needs; possible actions by customers, suppliers, competitors or regulatory authorities with respect to the Company or Tandberg; and other risks detailed from time to time in the Company’s periodic reports filed with the Commission. The Company undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Conference Call Transcript, dated November 13, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: November 14, 2013	/s/ Kurt L. Kalbfleisch
Name: Kurt L. Kalbfleisch Title: Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Conference Call Transcript, dated November 13, 2013.